UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2023

ESSA Pharma Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-37410 (Commission File Number)	98-1250703 (IRS Employer Identification No.)

Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada (Address of principal executive offices)		V5Z 1K5 (Zip Code)

Registrant’s telephone number, including area code: (778) 331-0962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPIX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2023, the Board of Directors (the “Board”) of Essa Pharma Inc. (the “Company”), based upon a recommendation from the Nominating and Corporate Governance Committee of the Board, voted to appoint Ms. Lauren Merendino as a director of the Company, effective as of June 6, 2023.

There are no related party transactions between Ms. Merendino (or any member of her immediate family) and the Company (or its subsidiary) that would require disclosure under Item 404(a) of Regulation S-K, and there is no arrangement or understanding between Ms. Merendino and any other person or entity pursuant to which Ms. Merendino was appointed as a director of the Company.

Ms. Merendino will participate in the Company’s standard compensation plan for non-executive members of the Board, including an initial stock option grant, which will be granted to Ms. Merendino on June 6, 2023. In addition, Ms. Merendino will enter into an indemnity agreement with the Company consistent with the form of the existing indemnity agreement entered into between the Company and its directors and officers. The standard compensation plan for non-executive members of the Board is described in the section titled “Director Compensation” of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on January 24, 2023.

The Board has not yet determined the committee(s) of the Board, if any, to which Ms. Merendino will be named.

Item 7.01           Regulation FD Disclosure

On June 6, 2023, the Company issued a press release announcing the appointment of Ms. Merendino to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA PHARMA INC.
(Registrant)

Date: June 6, 2023

	By:	/s/ David Wood
Name: David Wood
Title: Chief Financial Officer